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                                                                    EXHIBIT 23.4

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As independent certified public accountants, we hereby consent to the incorporation by reference in the Form S-3 Registration Statement of RoTech Medical Corporation (as filed on August 27, 1996) of our report dated December 15, 1995, on the financial statements of Revco Home Health Care Centers, Inc. as of June 3, 1995, and for the forty-four week period then ended, which is included in RoTech Medical Corporation's Form 8K/A as filed on January 11, 1996.

As independent certified public accountants, we hereby consent to the incorporation by reference in the Form S-3 Registration Statement of RoTech Medical Corporation (as filed on August 27, 1996) of our report dated May 24, 1996, on the combined financial statements of Roth Medical, Inc. and Murray Medical, Inc. as of December 31, 1995, and for the year then ended, which is included in RoTech Medical Corporation's Form 8K/A as filed on May 31, 1996.

As independent certified public accountants, we hereby consent to the incorporation by reference in the Form S-3 Registration Statement of RoTech Medical Corporation (as filed on August 27, 1996) of our report dated May 10, 1996, on the financial statements of CP02, Inc. as of December 31, 1995, and for the year then ended, which is included in RoTech Medical Corporation's Form 8K/A as filed on May 31, 1996.

As independent certified public accountants, we hereby consent to the incorporation by reference in the Form S-3 Registration Statement of RoTech Medical Corporation (as filed on August 27, 1996) of our report dated May 16, 1996, on the financial statements of Respiratory Home Care, Inc. as of December 31, 1995, and for the year then ended, which is included in RoTech Medical Corporation's Form 8K/A as filed on May 31, 1996.


                                                 ARTHUR ANDERSEN LLP


August 26, 1996
     Cleveland, Ohio



August 26, 1996
     Denver, Colorado



August 26, 1996
     Orlando, Florida